Exhibit 10.3

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 30, 2023, by and among LINCOLN NATIONAL CORPORATION, an Indiana corporation, as a borrower (the “Company”), the other Account Parties signatory hereto, the Banks signatory hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Company, the other Account Parties from time to time party thereto, the Administrative Agent, the Fronting Issuing Banks from time to time party thereto, and the Banks from time to time party thereto are parties to an Amended and Restated Credit Agreement, dated as of June 21, 2021  (as amended, restated, amended and restated, supplemented, and otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”); and

WHEREAS, the Company, the other Account Parties signatory hereto, the Banks and the Administrative Agent wish to amend the Existing Credit Agreement pursuant to Section 10.05 of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.Definitions.

Unless otherwise indicated, all capitalized terms used herein (including the preamble and the recitals) and not otherwise defined shall have the respective meanings provided to such terms in the Amended Credit Agreement.

SECTION 2.Amendments to Existing Credit Agreement.

The Existing Credit Agreement is hereby amended as follows:

(a)	The definition of Adjusted Consolidated Net Worth is amended and restated in its entirety as follows:

““Adjusted Consolidated Net Worth” means, at any date, without duplication, the sum of (a) the consolidated shareholders’ equity of the Company and its Consolidated Subsidiaries, plus (without duplication) (b) the aggregate principal amount of Instruments, to the extent given equity credit by S&P and/or Moody’s;  provided that (i) for purposes of clause (b) above, (A) in the case such Instruments are given equity credit by both S&P and Moody’s, the higher of the two amounts shall apply and (B) the equity credit treatment given by S&P or Moody’s to any Instrument outstanding as of the Effective Date (and listed on

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Schedule IV hereto) shall be deemed to apply to such Instrument to the extent such Instrument remains outstanding, irrespective of any change in the equity credit treatment given by either such rating agency to such Instrument at any time after the Effective Date (for avoidance of doubt, any change in the amount or percentage of the equity credit given to such Instrument that is contemplated in the equity credit treatment given to such Instrument as of the Effective Date, including without limitation any such change resulting from the life to maturity of such Instrument or the amount of all such Instruments as a percentage of total adjusted capital (as determined by S&P), shall continue to be given effect after the Effective Date for purposes of clause (b) above); (ii) there shall be excluded from “Adjusted Consolidated Net Worth” (A) accumulated other comprehensive income (or loss), as shown on the relevant consolidated balance sheet of the Company and its Consolidated Subsidiaries most recently filed with the SEC, (B) all obligations of the Company and its Subsidiaries in respect of Disqualified Capital Stock, (C) all noncontrolling interests in subsidiaries (as determined in accordance with the Statement of Financial Accounting Standards No. 160, entitled “Noncontrolling Interests in Consolidated Financial Statements”), (D) for all dates on or after January 1, 2023, the Annuity Adjustment Amount, and (E) the Fortitude Re Funds Withheld Adjustment Amount;  and (iii) the calculation of “Adjusted Consolidated Net Worth” shall not give effect to any election under the Statement of Financial Accounting Standards No. 159, entitled “The Fair Value Option for Financial Assets and Financial Liabilities” (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof”

(b)	The defined term “Fortitude Re Funds Withheld Adjustment Amount” is added to Section 1.01 after the defined term “Federal Funds Rate” as follows:

““Fortitude Re Funds Withheld Adjustment Amount” means (i) for all dates on or prior to the Retrocession Closing Date, zero, and (ii) for all dates after the Retrocession Closing Date, an amount equal to the aggregate gain (loss) arising from the portion of the reinsurance-related embedded derivative associated with assets retained on the consolidated balance sheet of the Company and its Consolidated Subsidiaries which support the Statutory Reserves, as defined in the Retrocession Agreement, which amount shall not exceed the offsetting aggregate unrealized (loss) gain associated with such assets and included within accumulated other comprehensive income (or loss) as of such date.”

(c)	The defined terms “Retrocession Agreement” and “Retrocession Closing Date” are each added to Section 1.01 after the defined term “Restricted Subsidiary” as follows:

““Retrocession Agreement” means that certain Retrocession Agreement among Lincoln National Reinsurance Company (Barbados) Limited, Fortitude Reinsurance Company Ltd., and Lincoln National Corporation entered into on May 2, 2023.

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“Retrocession Closing Date” means the “Closing Date” as defined in the Retrocession Agreement.”

SECTION 3.Conditions of Effectiveness of this Amendment.  This Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived) (the “Amendment Effective Date”):

(a)	Receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Account Parties and Banks comprising Required Banks.

SECTION 4.Representations and Warranties.  To induce the Administrative Agent and the Banks to enter into this Amendment, the Company represents and warrants to the Administrative Agent, and the Banks on and as of the Amendment Effective Date that, in each case:

(a)all of the representations and warranties contained in the Amended Credit Agreement or the other Credit Documents are true and correct in all material respects on the Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects after taking into account such qualification and (y) any representation or warranty made as of a specific date shall be true and correct in all material respects (or all respects after taking into account such qualification, as the case may be) as of such date); and

(b)no Default or Event of Default exists as of the Amendment Effective Date, after giving effect to this Amendment.

SECTION 5.Reference to and Effect on the Amended Credit Agreement and the Credit Documents; Ratification.

(a)On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)The Existing Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)The Company expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any of the other Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as set forth herein, and (ii) nothing in this Amendment shall affect or limit Agent’s or the Banks’ right to demand payment of liabilities owing from Company to Agent or the Banks under, or to demand strict performance of the terms, provisions and conditions of, the Amended Credit Agreement and the other Credit Documents, to exercise any and all rights, powers, and remedies under the Amended Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Amended Credit

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Agreement or the other Credit Documents.

(d)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, the Administrative Agent or any Fronting Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 6.New York Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7.Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION  8.Electronic Execution.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, neither the Account Parties nor the Administrative Agent are under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the applicable Account Party or the Administrative Agent pursuant to procedures approved by it.

SECTION 9.  Miscellaneous. Sections 10.03, 10.09, 10.12, and 10.17 of the Existing Credit Agreement are incorporated herein mutatis mutandis. This Amendment shall constitute a Credit Document.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

LINCOLN NATIONAL CORPORATION

By: /s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

By:  /s/ Michael Przyborski

       Name: Michael Przyborski

  Title: Assistant Treasurer

[Lincoln – Signature Page to Third Amendment]

SUBSIDIARY ACCOUNT PARTIES

LINCOLN NATIONAL REINSURANCE
COMPANY (BARBADOS) LIMITED

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

By:/s/ Michael Przyborski

       Name: Michael Przyborski

       Title: Assistant Treasurer

THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

LINCOLN LIFE AND ANNUITY COMPANY OF NEW YORK

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

LINCOLN REINSURANCE COMPANY OF VERMONT  I

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

[Lincoln – Signature Page to Third Amendment]

SUBSIDIARY ACCOUNT PARTIES (cont’d)

LINCOLN REINSURANCE COMPANY OF VERMONT III

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

LINCOLN REINSURANCE COMPANY OF VERMONT IV

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

LINCOLN REINSURANCE COMPANY OF VERMONT  V

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

LINCOLN REINSURANCE COMPANY OF VERMONT VI

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

LINCOLN REINSURANCE COMPANY OF VERMONT VII

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

[Lincoln – Signature Page to Third Amendment]

SUBSIDIARY ACCOUNT PARTIES (cont’d)

LINCOLN FINANCIAL REINSURANCE COMPANY OF VERMONT

By:/s/ Shantanu Mishra

       Name: Shantanu Mishra

       Title:  Senior Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Chelsea Liu

     Name: Chelsea Liu

     Title: Vice President

[Lincoln – Signature Page to Third Amendment]

BANK OF AMERICA, N.A., as a Bank and as Fronting Issuing Bank

By: /s/ Chelsea Liu

     Name: Chelsea Liu

     Title: Vice President

[Lincoln – Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as a Bank

By: /s/ Kristen M. Murphy

     Name: Kristen M. Murphy

     Title: Vice President

[Lincoln – Signature Page to Third Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Jason Hafener

     Name: Jason Hafener

     Title: Managing Director

[Lincoln – Signature Page to Third Amendment]

BNP PARIBAS, as a Bank

By: /s/ Monica Hanson

     Name: Monica Hanson

     Title: Managing Director

By: /s/ Patrick Cunnane

     Name: Patrick Cunnane

     Title: Vice President

[Lincoln – Signature Page to Third Amendment]

CITIBANK, N.A., as a Bank

By: /s/ Robert Chesley

     Name: Robert Chesley

     Title: Vice President & Managing Director

[Lincoln – Signature Page to Third Amendment]

CREDIT SUISSE AG, NEW YORK BRANCH, as a Bank

By: /s/ Doreen Barr

     Name: Doreen Barr

     Title:  Authorized Signatory

By: /s/ Michael Dieffenbacher

     Name: Michael Dieffenbacher

     Title:  Authorized Signatory

[Lincoln – Signature Page to Third Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By:/s/ Ming K. Chu

     Name: Ming K. Chuming.k.chu@db.com

     Title: Director+1-212-250-5451

By: /s/ Alison Lugo

     Name: Alison Lugoalison.lugo@db.com

     Title: Vice President+1-212-250-2803

[Lincoln – Signature Page to Third Amendment]

GOLDMAN SACHS BANK USA, as a Bank

By: /s/ Keshia Leday

     Name: Keshia Leday

     Title: Authorized Signatory

[Lincoln – Signature Page to Third Amendment]

HSBC BANK USA, N.A., as a Bank

By: /s/ Daniel Hartmann

     Name: Daniel Hartmann

     Title: Director, Financial Institutions Group

[Lincoln – Signature Page to Third Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Srisupen Andersen

     Name: Srisupen Andersen

     Title: VP

[Lincoln – Signature Page to Third Amendment]

STATE STREET BANK AND TRUST COMPANY, as a Bank

By: /s/ Kimberly Costa

     Name: Kimberly Costa

     Title:  Vice President

[Lincoln – Signature Page to Third Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Bank

By: /s/ Betty Chang

     Name: Betty Chang

     Title: Authorized Signatory

[Lincoln – Signature Page to Third Amendment]

BARCLAYS BANK PLC, as a Bank

By: /s/ Craig J. Malloy

     Name: Craig J. Malloy

     Title: Director

[Lincoln – Signature Page to Third Amendment]

SOCIÉTÉ GÉNÉRALE, as a Bank

By: /s/ Arun Bansal

     Name: Arun Bansal

     Title: Managing Director

[Lincoln – Signature Page to Third Amendment]

THE NORTHERN TRUST COMPANY, as a Bank

By: /s/ Peter Romanchuk

     Name: Peter Romanchuk

     Title: Second Vice President

[Lincoln – Signature Page to Third Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By: /s/ Joshua Metcalf

     Name: Joshua Metcalf

     Title: VP

[Lincoln – Signature Page to Third Amendment]

THE BANK OF NEW YORK MELLON, as a Bank

By: /s/ Matthew Morris

     Name: Matthew Morris

     Title: Vice President

[Lincoln – Signature Page to Third Amendment]